UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

FIRSTFED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Boulevard, Suite 850 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 405-7212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On July 16, 2012, FirstFed Financial Corp. (the “Company”) filed its monthly operating report for the period beginning June 1, 2012 and ending June 30, 2012 (the “June Report”) with the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The June Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statements Regarding June Report

The June Report is limited in scope, covers only a one-month time period and has been prepared solely for the purpose of the Company’s compliance with the monthly reporting requirements of the Bankruptcy Court. The June Report contains financial information that (i) has not been audited or reviewed by an independent registered public accounting firm; (ii) is not presented in accordance with generally accepted accounting principles in the United States of America; and (iii) may be subject to future reconciliation, adjustments or other modification or amendment. The information contained in the June Report has been prepared in accordance with applicable laws and regulations under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the June Report is complete. The Company may amend or otherwise change the information contained in the June Report at a future date. The operating results set forth in the June Report should not be viewed as indicative of the Company’s future results.

The June Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The June Report contains information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act. The June Report does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports pursuant to the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may contain certain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report for the period beginning June 1, 2012 and ending June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

July 20, 2012	By:	/s/ CARL W. MCKINZIE
Carl W. McKinzie Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Monthly Operating Report for the period beginning June 1, 2012 and ending June 30, 2012.